                                                                    EXHIBIT 10.6









                     AMENDED AND RESTATED SECURITY AGREEMENT


                                   dated as of


                                 March 21, 2001


                                      among


                              Polaroid Corporation


                     The Subsidiary Guarantors Party Hereto


                                       and


                   Morgan Guaranty Trust Company of New York,
                               as Collateral Agent

                                TABLE OF CONTENTS


                                                                            PAGE
SECTION 1.  DEFINITIONS.......................................................2
SECTION 2.  THE SECURITY INTERESTS...........................................14
SECTION 3.  EFFECTIVENESS....................................................16
SECTION 4.  GENERAL REPRESENTATIONS AND WARRANTIES...........................17
SECTION 5.  FURTHER ASSURANCES; GENERAL COVENANTS............................20
SECTION 6.  ACCOUNTS.........................................................24
SECTION 7.  INSTRUMENTS......................................................24
SECTION 8.  COMMERCIAL TORT CLAIMS...........................................25
SECTION 9.  GOVERNMENT CONTRACTS.............................................26
SECTION 10.  INTELLECTUAL PROPERTY...........................................27
SECTION 11.  INVESTMENT PROPERTY.............................................28
SECTION 12.  OTHER COLLATERAL ACCOUNTS.......................................32
SECTION 13.  TRANSFER OF RECORD OWNERSHIP; NOTICES AND CASH
             DISTRIBUTIONS TO LIEN GRANTORS..... ............................34
SECTION 14.  RIGHT TO VOTE SECURITIES........................................35
SECTION 15.  RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL....................36
SECTION 16.  GENERAL AUTHORITY...............................................37
SECTION 17.  REMEDIES UPON EVENT OF DEFAULT..................................38
SECTION 18.  FEES AND EXPENSES; INDEMNIFICATION..............................40
SECTION 19.  LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL.41
SECTION 20.  APPLICATION OF PROCEEDS.........................................41
SECTION 21.  CONCERNING THE COLLATERAL AGENT.................................43
SECTION 22.  APPOINTMENT OF CO-AGENTS........................................47
SECTION 23.  PRESERVATION OF COLLATERAL; RECOVERY OF EXPENSES................47
SECTION 24.  TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL........47
SECTION 25.  ADDITIONAL LIEN GRANTORS........................................48
SECTION 26.  NOTICES.........................................................48
SECTION 27.  WAIVERS, REMEDIES NOT EXCLUSIVE.................................49
SECTION 28.  SUCCESSORS AND ASSIGNS..........................................49
SECTION 29.  CHANGES IN WRITING..............................................50
SECTION 30.  CHOICE OF LAW...................................................50
SECTION 31.  SEVERABILITY....................................................50

SCHEDULE 1     Equity Interests in Subsidiaries Owned by Original Lien Grantors

SCHEDULE 2 Investment Property (other than Equity Interests in Subsidiaries and Investment Property held in Controlled Securities Accounts) Owned by Original Lien Grantors

SCHEDULE 3     Additional Secured Obligations

EXHIBIT A      Security Agreement Supplement

EXHIBIT B      Copyright Security Agreement

EXHIBIT C      Patent Security Agreement

EXHIBIT D      Trademark Security Agreement

EXHIBIT E      Perfection Certificate

EXHIBIT F      Issuer Control Agreement

EXHIBIT G      Securities Account Control Agreement

EXHIBIT H-1    List of Material Government Contracts

EXHIBIT H-2    Assignment of Government Contract

EXHIBIT H-3    Notice of Assignment

                     AMENDED AND RESTATED SECURITY AGREEMENT

         AMENDED AND RESTATED SECURITY AGREEMENT (this "AGREEMENT") dated as of March 21, 2001 among POLAROID CORPORATION, the SUBSIDIARY GUARANTORS party hereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent.

         WHEREAS, the Company, the Subsidiary Guarantors referred to therein and Morgan Guaranty Trust Company of New York, as Collateral Agent, are parties to a Security Agreement dated as of December 18, 1998 (as in effect immediately hereto the Effective Date hereof, the "EXISTING SECURITY AGREEMENT");

         WHEREAS, the Company (i) has entered into the Credit Agreement described in Section 1 below, pursuant to which the Company has borrowed funds and intends to borrow funds, all on the terms and conditions set forth therein,
(ii) may enter into interest rate and currency hedging arrangements to protect itself against fluctuations in interest rates and currency values and (iii) may obtain letters of credit to support certain of its obligations;

         WHEREAS, the Lenders have waived the compliance by the Company with the requirements of Section 5.07 and Section 5.08(a) of the Credit Agreement during the first and second Fiscal Quarters of Fiscal Year 2001 pursuant to an amendment and waiver dated as of February 16, 2001 (the "WAIVER") under the Credit Agreement;

         WHEREAS, the Lenders have agreed to grant the Waiver and make available Borrowings in excess of the aggregate outstanding principal amount of Loans on February 16, 2001 that the Company would otherwise not be entitled to request, expressly in exchange for the Company amending and restating the Existing Security Agreement in the form hereof and granting Liens on additional property as provided herein;

         WHEREAS, the parties hereto desire to amend and restate the Existing Security Agreement as provided in this Agreement and, upon satisfaction of the conditions specified in Section 3, the Existing Security Agreement will be so amended and restated;

         WHEREAS, the Company is willing to secure its obligations under (i) the Credit Agreement and the other Financing Documents, (ii) the reimbursement agreements relating to specified letters of credit, (iii) specified interest rate and currency hedging arrangements and (iv) certain other obligations, by granting

Liens on certain of its assets to the Collateral Agent as provided in this Agreement and the other Collateral Documents;

         WHEREAS, each of the Company's Material Domestic Subsidiaries has guaranteed the foregoing obligations of the Company as provided in a Subsidiary Guaranty Agreement and each Subsidiary Guarantor party hereto is willing to secure its guarantee thereof by granting Liens on certain of its assets to the Collateral Agent as provided in this Agreement and the other Collateral Documents;

         WHEREAS, the Lenders are not willing to continue making and maintaining outstanding loans under the Credit Agreement, and the issuers of the other letters of credit referred to above and the counterparties to the interest rate and currency hedging arrangements referred to above may not be willing to enter into them, unless the Existing Security Agreement is amended as provided herein so that the obligations of the Company thereunder are secured by Liens as provided herein;

         WHEREAS, the Lien Grantors desire to be able from time to time, with the consent of the Super-Majority Lenders, as specified in the Credit Agreement, to secure other obligations hereunder; and

         WHEREAS, upon any foreclosure or other enforcement of the Collateral Documents, the net proceeds of the relevant Collateral are to be received by or paid over to the Collateral Agent and applied as provided in Section 20 of this Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following meanings:

         "ACCOUNT" means (i) before the UCC Revision Date, an "account" (as defined in Current UCC Section 9-106) and (ii) on and after the UCC Revision Date, an "account" (as defined in Revised UCC Section 9-102).

         "ADDITIONAL COLLATERAL" means Collateral other than Existing
Collateral.

         "ADDITIONAL FOREIGN PROPERTY" means (i) any Equity Interest of a Lien Grantor in any legal entity organized under the laws of a jurisdiction outside the United States having a fair market value in excess of $1,000,000, (ii) any other Investment Property of a Lien Grantor issued by such a foreign legal entity having a fair market value in excess of $1,000,000 and (iii) any Security Entitlement of a Lien Grantor in respect of a Financial Asset issued by such a foreign legal entity having a fair market value in excess of $1,000,000, in each case that forms part of the Collateral and other than any Equity Interest in a Foreign Subsidiary and other than the Foreign Hedging Account.

         "ADMINISTRATIVE AGENT" means Morgan Guaranty Trust Company of New York, in its capacity as administrative agent for the Lenders under the Credit Agreement, and its successors in such capacity.

         "AGREEMENT" has the meaning set forth in the introduction hereto.

         "ASSIGNMENT OF CLAIMS ACT" has the meaning specified in Section 9(e).

         "AUTHENTICATE" has the meaning specified in Revised UCC Section 9-102.

         "CASH DISTRIBUTIONS" means dividends, interest and other distributions and payments (including, without limitation, proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to the Collateral.

         "CASH PROCEEDS ACCOUNT" has the meaning specified in Section 12(d).

         "CASUALTY PROCEEDS ACCOUNT" has the meaning specified in Section 12(b).

         "CERTIFICATED SECURITY" means "certificated security" (as defined in UCC Section 8-102). The term "Certificated Security" does not include a Security Entitlement in respect of a certificated security.

         "CHATTEL PAPER" means (i) before the UCC Revision Date, "chattel paper" (as defined in Current UCC Section 9-105) and (ii) on and after the UCC Revision Date, "chattel paper" (as defined in Revised UCC Section 9-102).

         "COLLATERAL" means all property, whether now owned or hereafter acquired, in which a security interest or other Lien is granted or purports to be granted to the Collateral Agent pursuant to the Collateral Documents; PROVIDED that for purposes of clause (x) of the PROVISO to Section 2.17(b)(ii) of the Credit Agreement and prior the entry of Amendment No.6 to the Credit Agreement (if any) only, "Collateral" shall be deemed to mean "Existing Collateral" and shall not include any Additional Collateral. When used with respect to a specific Lien Grantor, the term "Collateral" means all such property in which such a security interest or other Lien is granted or purports to be granted to the Collateral Agent by such Lien Grantor.

         "COLLATERAL ACCOUNTS" means the Cash Proceeds Accounts, the Casualty Proceeds Accounts, the Controlled Securities Accounts and the Investment Property Accounts.

         "COLLATERAL AGENT" means Morgan Guaranty Trust Company of New York, in its capacity as Collateral Agent for the Secured Parties under the Collateral Documents, and its successors in such capacity.

         "COLLATERAL DOCUMENTS" means this Agreement, the Security Agreement Supplements, the Issuer Control Agreements, the Securities Account Control Agreements, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, control agreements, mortgages, deeds of trust, deeds to secure debt or similar instruments delivered pursuant hereto or thereto or pursuant to any other Financing Document.

         "COMMERCIAL TORT CLAIM" means a "commercial tort claim" (as defined in Revised UCC Section 9-102).

         "COMMODITY ACCOUNT" means (i) before the UCC Revision Date, a "commodity account" (as defined in Current UCC Section 9-115) and (ii) on and after the UCC Revision Date, a "commodity account" (as defined in Revised UCC
Section 9-102).

         "COMMODITY CONTRACT" means (i) before the UCC Revision Date, a "commodity contract" (as defined in Current UCC Section 9-115) and (ii) on and after the UCC Revision Date, a "commodity contract" (as defined in Revised UCC
Section 9-102).

         "COMPANY" means Polaroid Corporation, a Delaware corporation, and its successors.

         "CONSOLIDATED NET TANGIBLE ASSETS" has the meaning set forth in the Indenture.

         "CONTINGENT SECURED OBLIGATION" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including (without limiting the generality of the foregoing) any Secured Obligation that is:

                   (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by such bank, or a Guarantee of any such obligation;

                  (ii) an obligation to provide collateral to or for the benefit of a bank to secure reimbursement obligations arising from drawings not yet made under a letter of credit issued by such bank, or a Guarantee of any such obligation;

                 (iii) an obligation to provide collateral to or for the benefit of the relevant counterparty with respect to a Hedging Agreement to secure payments not yet due and payable thereunder, or a Guarantee of any such obligation; or

                  (iv) any other Secured Obligation that is contingent in nature at the time of determination.

         "CONTROL", when used with respect to any Security or Security Entitlement, (i) before the applicable UCC Revision Date, has the meaning specified in Current UCC Section 8-106 and (ii) on and after the applicable UCC Revision Date, has the meaning specified in Revised UCC Section 8-106.

         "CONTROLLED SECURITIES ACCOUNT" means, at any time, a Securities Account that at such time (i) is maintained at an office of the relevant Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among the relevant Lien Grantor, the Collateral Agent and the relevant Securities Intermediary.

         "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including, without limitation, any agreement identified in Schedule 1 to any Copyright Security Agreement.

         "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in
Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

         "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement, substantially in the form of Exhibit B hereto, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties, as amended from time to time.

         "CREDIT AGREEMENT" means the Amended and Restated Credit Agreement dated as of December 11, 1998 among the Company, the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, and Fleet National Bank (formerly known as BankBoston, N.A.), as Co-Agent, as amended, waived and/or restated from time to time.

         "CURRENT UCC" means the UCC as in effect from time to time before the UCC Revision Date.

         "DOCUMENT" means (i) before the UCC Revision Date, a "document" (as defined in Current UCC Section 9-105) or (ii) on and after the UCC Revision Date, a "document" (as defined in Revised UCC Section 9-102).

         "EFFECTIVE DATE" has the meaning set forth in Section 3.

         "ENTITLEMENT HOLDER" means an "entitlement holder" (as defined in UCC
Section 8-102).

         "EQUIPMENT" means (i) before the UCC Revision Date, "equipment" (as defined in Current UCC Section 9-109), but excluding "fixtures" (as defined in Current UCC Section 9-313) located on any Principal Property, and (ii) on and after the UCC Revision Date, "equipment" (as defined in Revised UCC Section 9-102), but excluding "fixtures" (as defined in Revised UCC Section 9-102) located on any Principal Property.

         "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof, (v) any warrant, option or other right to acquire any Equity Interest described in the foregoing clauses (i), (ii), (iii) and (iv), or (vi) any Security Entitlement in respect of any Equity Interest described in the foregoing clauses (i), (ii), (iii), (iv) and (v).

         "EXCEPTED ID BUSINESS FILINGS" has the meaning set forth in Section
4(j).

         "EXISTING COLLATERAL" means Collateral subject to a Lien created under the Existing Security Agreement.

         "EXISTING SECURITY AGREEMENT" has the meaning set forth in the recitals hereto.

         "FEDERAL GOVERNMENT" means the federal government of the United States or any relevant agency thereof.

         "FINANCIAL ASSET" means "financial asset" (as defined in UCC Sections 8-102 and 8-103). When used with respect to a Controlled Securities Account or an Investment Property Account, the term "Financial Asset" includes all cash and other property of any kind credited to such Account.

         "FOREIGN HEDGING ACCOUNT" means bank accounts maintained consistently with historical practices by the Monetary Control Center of the Company and used to support on-book borrowings to hedge net asset foreign denominated exposures in the Company's books.

         "GENERAL INTANGIBLES" means (i) before the UCC Revision Date, "general intangibles" (as defined in Current UCC Section 9-106) and (ii) on and after the UCC Revision Date, "general intangibles" (as defined in Revised UCC Section 9-102), in each case including, without limitation, with respect to any Lien Grantor, (A) all its Intellectual Property, goodwill, trade names, service marks, trade secrets, permits and licenses, (B) all its rights and claims in respect of refunds for taxes paid, (C) all its rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group and (D) all its rights to any goods, services or other property arising in connection with its Accounts or Inventory (including rights to returned or repossessed goods and unpaid seller's rights of rescission, replevin, reclamation and rights to stoppage in transit).

         "ID BUSINESS" means the identification card and driver's license identification photograph business conducted by the Company and Polaroid ID Systems, Inc. in the United States.

         "IMMATERIAL FOREIGN SUBSIDIARY" means at any time a Foreign Subsidiary that at such time is an Immaterial Subsidiary.

         "INDENTURE" means the Indenture dated as of January 9, 1997 between the Company and State Street Bank and Trust Company, as Trustee, as amended and supplemented from time to time.

         "INITIAL GOVERNMENT CONTRACTS" means the contracts identified under numbers 1 and 2 on Exhibit H-1 hereto.

         "INSTRUMENT" means (i) before the UCC Revision Date, an "instrument" (as defined in Current UCC Section 9-105), and (ii) on and after the UCC Revision Date, an "instrument" (as defined in Revised UCC Section 9-102), in each case including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, but excluding any Debt (as such term is defined in the Indenture) of any Restricted Subsidiary.

         "INTELLECTUAL PROPERTY" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

         "INTELLECTUAL PROPERTY FILING" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Security Interest granted to the Collateral Agent in such Intellectual Property.

         "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

         "INVENTORY" means (i) before the UCC Revision Date, "inventory" (as defined in Current UCC Section 9-109) and (ii) on and after the UCC Revision Date, "inventory" (as defined in Revised UCC Section 9-102).

         "INVESTMENT PROPERTY" means (i) before the UCC Revision Date, "investment property" (as defined in Current UCC Section 9-115) and (ii) on and after the UCC Revision Date, "investment property" (as defined in Revised UCC
Section 9-102).

         "INVESTMENT PROPERTY ACCOUNT" has the meaning specified in Section
12(f).

         "ISSUER CONTROL AGREEMENT" means an Issuer Control Agreement substantially in the form of Exhibit F hereto (with any changes that the Administrative Agent shall have approved).

         "LIEN GRANTOR" means the Company, any Subsidiary Guarantor listed on the signature pages hereof under the caption "Subsidiary Guarantors" or any Subsidiary Guarantor that shall, at any time after the date hereof, become a "Lien Grantor" and a party hereto pursuant to Section 25.

         "LIQUID INVESTMENT" means a Temporary Cash Investment that matures within 30 days after it is first included in the Collateral hereunder.

         "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

         "MATERIAL GOVERNMENT CONTRACT" means each Initial Government Contract and any contract or series of related contracts between a Lien Grantor and the Federal Government under which the aggregate annual gross revenues to be received by such Lien Grantor (as estimated in good faith by the Company based on reasonable assumptions) exceed $5,000,000, in each case listed on Exhibit H-1 hereto, as such Exhibit H-1 is amended and/or supplemented from time to time by delivery by such Lien Grantor to the Collateral Agent of a supplemental schedule of contracts.

         "NON-CONTINGENT SECURED OBLIGATION" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

         "NOTICED CLAIM" has the meaning set forth in Section 8.

         "NOTICED EVENT OF DEFAULT" has the meaning specified in Section 15.

         "OPINION OF COUNSEL" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case approved by the Administrative Agent in a writing delivered to the Collateral Agent) addressed and delivered to the Collateral Agent.

         "ORIGINAL LIEN GRANTOR" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

         "OWN" refers to beneficial ownership, and "ACQUIRE" refers to the acquisition of beneficial ownership.

         "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

         "PATENT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to practice (x) any invention in any Patent or (y) any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including, without limitation, any agreement identified in Schedule 1 to any Patent Security Agreement.

         "PATENTS" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of any other country, including, without limitation, those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations-in-part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

         "PATENT SECURITY AGREEMENT" means a Patent Security Agreement, substantially in the form of Exhibit C hereto, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties, as amended from time to time.

         "PAYMENT INTANGIBLE" means "payment intangible" (as defined in Revised UCC Section 9-102).

         "PERFECTION CERTIFICATE" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and signed by an officer of such Lien Grantor.

         "PERMITTED LIENS" means (i) the Security Interests and (ii) the other Liens on the Collateral permitted to be created or assumed or to exist pursuant to Section 5.12 of the Credit Agreement.

         "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means at any time an Equity Interest that is included in the Collateral at such time and "Pledged Letter of Credit" means at any time a letter of credit that creates rights to payment or performance that are included in the Collateral at such time.

         "POST-PETITION INTEREST" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

         "PRINCIPAL PROPERTY" has the meaning set forth in the Indenture.

         "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including without limitation all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "RECORD" means "record" (as defined in Revised UCC Section 9-102).

         "RESTRICTED EQUIPMENT" means any Equipment subject to a contract with the Federal Government or with any state (or agency or instrumentality thereof) that prohibits the granting of a Lien on such Equipment.

         "RESTRICTED SUBSIDIARY" has the meaning set forth in the Indenture.

         "REVISED ARTICLE 9" means revised Article 9 of the Uniform Commercial Code as set forth in the 1998 Official Text thereof; PROVIDED that, when used with respect to any jurisdiction on or after the date when revised Article 9 (with or without local changes therein) first becomes effective in such jurisdiction, "REVISED ARTICLE 9" refers to Article 9 as in effect in such jurisdiction from time to time.

         "REVISED UCC" means (i) before the UCC Revision Date, the Uniform Commercial Code as set forth in the 1998 Official Text thereof and (ii) on and after the UCC Revision Date, the Uniform Commercial Code as in effect from time to time in the State of New York.

         "SECURED OBLIGATIONS" means:

                   (a) with respect to the Company, (i) all principal of all Loans, outstanding from time to time under the Credit Agreement, all interest (including Post-Petition Interest) on such Loans and all other amounts (including fees and disbursements of counsel) now or hereafter payable by the Company pursuant to any Financing Document, (ii) if the Company designates loans from banks or other financial institutions as additional Secured Obligations, as permitted by Section 2.16(a) of the Credit Agreement, all principal of such loans, all interest (including without limitation Post-Petition Interest) on such loans and all other amounts (including fees and disbursements of counsel) now or hereafter payable by the Company with respect thereto and (iii) any other obligations designated by the Company as additional Secured Obligations on and after the Effective Date pursuant to Section 2.16 of the Credit Agreement; and

                   (b) with respect to any Subsidiary Guarantor, all obligations of such Subsidiary Guarantor under its Subsidiary Guaranty Agreement.

         "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

         "SECURED PARTY REQUESTING NOTICE" means, at any time, a Secured Party which has, at least five Domestic Business Days prior thereto, delivered to the Collateral Agent a written notice (a) stating that it holds one or more Secured Obligations and wishes to receive copies of the notices referred to in Section 21(i) and (b) setting forth its address, facsimile number and e-mail address to which copies of such notices should be sent.

         "SECURITIES ACCOUNT" means "securities account" (as defined in UCC
Section 8-501).

         "SECURITIES ACCOUNT CONTROL AGREEMENT" means a Securities Account Control Agreement substantially in the form of Exhibit G hereto (with any changes that the Administrative Agent shall have approved).

         "SECURITIES INTERMEDIARY" means "securities intermediary" (as defined in UCC Section 8-102).

         "SECURITY" means "security" (as defined in UCC Sections 8-102 and 8-103). The term "Security" does not include a Security Entitlement in respect of a security.

         "SECURITY AGREEMENT SUPPLEMENT" means a Security Agreement Supplement, substantially in the form of Exhibit A hereto, signed and delivered to the Collateral Agent for the purpose of adding a new Subsidiary Guarantor as a party hereto pursuant to Section 25 and/or adding additional property to the Collateral.

         "SECURITY ENTITLEMENT" means "security entitlement" (as defined in UCC
Section 8-102).

         "SECURITY INTERESTS" means security interests in, or other Liens on, Collateral granted by the Lien Grantors under the Collateral Documents.

         "SINO-JAPANESE INVENTORY" means Inventory consisting of old-style cameras and related items to be purchased by the Company from a Japanese Affiliate of the Company, consigned to the manufacturer of such Inventory and reworked for sale in the United States market.

         "SUBSIDIARY GUARANTOR" means a Person listed on the signature pages hereof under the caption "Subsidiary Guarantors" or a Person that shall, at any time after the date hereof, become a "Subsidiary Guarantor" (as defined in the Credit Agreement).

         "SUPPORTING OBLIGATION" means "supporting obligation" (as defined in Revised UCC Section 9-102).

         "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark, including, without limitation, any agreement identified in Schedule 1 to any Trademark Security Agreement.

         "TRADEMARKS" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

         "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement, substantially in the form of Exhibit D hereto, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties, as amended from time to time.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; PROVIDED that, if perfection or the effect of perfection or non-perfection or the priority of any Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

         "UCC REVISION DATE" means the date when Revised Article 9 first becomes effective in the State of New York; PROVIDED that, if perfection or the effect of perfection or non-perfection or the priority of any Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC REVISION DATE" means the date when Revised Article 9 first becomes effective in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. Such provisions often refer to the relevant date as the "APPLICABLE UCC REVISION DATE".

         "UNCERTIFICATED SECURITY" means "uncertificated security" (as defined in UCC Section 8-102). The term "Uncertificated Security" does not include a Security Entitlement in respect of an uncertificated security.

         SECTION 2. THE SECURITY INTERESTS. (a) In order to secure the full and punctual payment of its Secured Obligations in accordance with the terms thereof, each Original Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of such Original Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located:

                   (i)  all Accounts;

                  (ii)  all Chattel Paper;

                 (iii)  all Documents;

                  (iv)  all Equipment;

                   (v)  all General Intangibles;

                  (vi)  all Instruments;

                 (vii)  all Inventory;

                (viii)  all Investment Property;

                 (ix) all rights and privileges of such Original Lien Grantor with respect to Equity Interests in other Persons, and all dividends, distributions and other payments with respect to such Equity Interests;

                  (x) all indebtedness owed to such Original Lien Grantor by its Subsidiaries and Affiliates, all its rights and privileges with respect to such Debt and all interest, distributions and other payments with respect thereto;

                 (xi) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

                (xii) such Original Lien Grantor's ownership interest in (1) the Collateral Accounts, (2) all Financial Assets credited to the Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in the Collateral Accounts from time to time and (4) all other money in the possession of the Collateral Agent; and

               (xiii) all Proceeds of the Collateral described in the foregoing clauses (i) through (xii);


PROVIDED that the following property is excluded from the foregoing security interests: (i) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (ii) Equipment leased by an Original Lien Grantor under a lease that prohibits the granting of a Lien on such Equipment, (iii) Restricted Equipment, (iv) voting Equity Interests in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 65% of all voting Equity Interests in such Foreign Subsidiary, (v) shares of Capital Stock or Debt (in each case, for this purpose, as defined in the Indenture) of any Restricted Subsidiary, (vi) Equity Interests in any Immaterial Foreign Subsidiary and (vii) any general intangibles or other rights arising under any contract, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would constitute a material violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained. Each Original Lien Grantor shall use all reasonable efforts to obtain any such required consent that is reasonably obtainable.

          (b) With respect to each right to payment or performance included in the Collateral from time to time, the Security Interest granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any security interest, mortgage or other lien that secures (x) such right to payment or performance or (y) any such Supporting Obligation.

          (c) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 3. EFFECTIVENESS. This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which all the following conditions shall have been satisfied:

          (a) the Collateral Agent shall have received from each Original Lien Grantor a counterpart hereof signed by such Original Lien Grantor or facsimile or other written confirmation satisfactory to the Collateral Agent that such Original Lien Grantor has signed a counterpart hereof; and

         (b) the Collateral Agent shall have received all other documents it may reasonably request relating to any matters relevant hereto, all in form and substance reasonably satisfactory to the Collateral Agent.

         The Collateral Agent shall promptly notify the other parties hereto of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

         On the Effective Date, without further action by any of the parties thereto, the Existing Security Agreement will be automatically amended and restated to read as this Agreement reads.

         On and after the Effective Date, the rights and obligations of the parties hereto shall be governed by the provisions of this Agreement and the other Financing Documents to which they are a party. The rights and obligations of the parties with respect to the period before the Effective Date shall continue to be governed by the provisions of the Existing Security Agreement as in effect before the Effective Date.

         SECTION 4. GENERAL REPRESENTATIONS AND WARRANTIES. Each Original Lien Grantor represents and warrants that:

         (a) Such Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

         (b) Schedule 1 hereto lists all Equity Interests in Subsidiaries directly owned by such Lien Grantor as of the Effective Date (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

         (c) Schedule 2 hereto lists (i) all Securities owned by such Lien Grantor as of the Effective Date (other than those listed on Schedule 1); PROVIDED that Schedule 2 need not list any readily marketable Securities that are held in or otherwise credited to a Controlled Securities Account and (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Lien Grantor owns Security Entitlements as of the Effective Date.

         (d) Schedule 3 hereto lists all obligations designated by the Company as additional Secured Obligations pursuant to Section 2.16 of the Credit Agreement as of the Effective Date.

         (e) All Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Security Interests and (ii) any tax liens and judgment liens that are Permitted Liens. All shares of capital stock of Subsidiaries of the Company included in such Pledged Equity Interests have been duly authorized and validly issued and are fully paid and non-assessable. No Pledged Equity Interest in any Subsidiary of the Company is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not a party to or otherwise bound by any agreement (except the Financing Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest in any Subsidiary of the Company with respect thereto. Such Lien Grantor will not become a party to or otherwise become bound by any agreement (except the Financing Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

         (f) Such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions which are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.

         (g) Such Lien Grantor has not performed any acts that could reasonably be expected to prevent the Collateral Agent from enforcing any of the provisions of the Collateral Documents or that would limit the Collateral Agent in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or any part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any Person (other than such Lien Grantor and other than in connection with a temporary relocation of such Collateral for a limited period of time such that the perfection of the security interests in such Collateral is not adversely affected thereby) asserting any claim thereto or security interest therein, other than a Permitted Lien or a Lien of a warehouseman, bailee or agent not inconsistent with compliance with Section 5(e) by the relevant Lien Grantor.

         (h) The Security Interests in all Collateral owned by such Lien Grantor
(i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached will secure all of such Lien Grantor's Secured Obligations.

         (i) Such Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete in all material respects as of the Effective Date. Within 60 days after the Effective Date, such Lien Grantor will furnish to the Collateral Agent a file search report from each UCC filing office listed in its Perfection Certificate, showing the filing made at such filing office to perfect the Security Interests in its Collateral.

         (j) When UCC financing statements describing the Collateral as set forth in the relevant exhibit to such Lien Grantor's Perfection Certificate have been filed in the offices specified in such Perfection Certificate, the Security Interests will constitute perfected security interests in the Collateral owned by such Lien Grantor (other than Inventory and Equipment used in the ID Business and held in states requiring the filing of UCC financing statements in an office other than the office of the secretary of state (or equivalent state office) to perfect a security interest in such Collateral (the "EXCEPTED ID BUSINESS FILINGS")) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor's Intellectual Property (including any future filings required pursuant to Sections 5(a) and 10(a)), the Security Interests will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such UCC financing statements, and (ii such Intellectual Property Filings, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Collateral Documents in the United States or is necessary for the validity or enforceability thereof in the United States or for the perfection or due recordation of the Security Interests or for the enforcement of the Security Interests in the United States.

         (k) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors. On and after the applicable UCC Revision Date, such Lien Grantor will also take, and continue to take, all actions necessary under the UCC to perfect its interest in any Payment Intangibles or promissory notes purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

         (l) Such Lien Grantor's Collateral is insured in accordance with the requirements of the Credit Agreement.

         (m) All of such Lien Grantor's Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

         (n) Such Lien Grantor has no interest in and does not maintain any Commodity Account and has no interest in and is not a party to any Commodity Contract.

         (o) As of the Effective Date, such Lien Grantor has no interest in any registered Copyrights or Copyright Licenses relating to any registered Copyright and is not a party to any Copyright License relating to any registered Copyright.

         (p) As of the Effective Date, such Lien Grantor has no interest in any Additional Foreign Property.

         SECTION 5. FURTHER ASSURANCES; GENERAL COVENANTS. Each Lien Grantor covenants as follows:

         (a) Subject to the other provisions of this Agreement, such Lien Grantor will, from time to time, at the Company's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any Intellectual Property Filing and any filing of financing or continuation statements under the UCC) that from time to time may be (i) necessary, or that the Collateral Agent may reasonably request, in order to:

                           (A) create, preserve, perfect, confirm or validate
                  the Security Interests in such Lien Grantor's Collateral (other than

                  Excepted ID Business Filings, except upon the Collateral Agent's request under Section 5(e)); or

                           (B) in the case of Pledged Investment Property, cause the Collateral Agent to have Control thereof; and

                 (ii) necessary, and that the Collateral Agent may reasonably request, in order to:

                           (A) enable the Collateral Agent and the other Secured
                  Parties to obtain the full benefits of the Collateral Documents; or

                           (B) enable the Collateral Agent to exercise and
                  enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral;

PROVIDED that (x) such Lien Grantor shall not be required to take any such actions in jurisdictions outside the United States except with respect to any Collateral of the type specified in Section 11(m), in which case such Lien Grantor will comply with such Section, and will not be required to comply with the foregoing provisions of this Section with respect thereto and (y) the Collateral Agent shall not seek an assignment of any Trademark except in the exercise of its remedies hereunder.


To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all Intellectual Property Filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all of such Lien Grantor's Collateral is released pursuant to Section 24. With respect to any action it is permitted to take pursuant to the power of attorney contained in this paragraph, the Collateral Agent will notify the relevant Lien Grantor thereof (i) unless an Event of Default shall have occurred and be continuing, prior to taking such action and (ii) if an Event of Default shall have occurred and be continuing, promptly after taking such action. The Company will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

         (b) Such Lien Grantor will not (i) change its name or corporate structure, (ii) change its location (determined as provided in Revised UCC
Section 9-307) or (iii) become bound, as provided in Revised UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Collateral Agent at least 10 days' prior notice thereof and, if requested to do so by the Collateral Agent, delivered an Opinion of Counsel with respect thereto in accordance with Section 5(f).

         (c) Before the applicable UCC Revision Date, such Lien Grantor will not change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Inventory or Equipment (except
(x) Inventory in transit from one such location to another and (y) Inventory and Equipment used in the ID Business provided such Inventory and Equipment is moved to a state in which a UCC financing statement covering Inventory and Equipment is on file with the Secretary of State or equivalent filing office and the filing of such UCC financing statement with such entity is sufficient under the laws of such state for the Collateral Agent to have a first-priority perfected security interest in such Inventory and Equipment in such state) within the United States, except among the applicable locations described in its Perfection Certificate, unless it shall have given the Collateral Agent at least 10 days' prior notice thereof and, if requested to do so by the Collateral Agent, delivered an Opinion of Counsel with respect thereto in accordance with Section 5(f). It will not in any event change the location of any Collateral owned by it if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected except for permitted transfers of Inventory outside the United States. For the avoidance of doubt, the sole fact that a qualified government agency of a state in which the ID Business is conducted changes the location of any Inventory or Equipment used in the ID Business within such state without such Lien Grantor's knowledge shall not cause such Lien Grantor to be in violation of this subsection (c).

         (d) Such Lien Grantor will, from time to time, file UCC financing statements in such local jurisdictions of states in which the ID Business is conducted as shall be requested by the Collateral Agent in its commercially reasonable judgment.

         (e) Such Lien Grantor will not transfer any Inventory (other than by sale) to a location outside the United States to the extent that Inventory of the Company and its Subsidiaries with a fair market value in excess of $10,000,000 (no more than $5,000,000 of which may be comprised of Inventory other than Sino-Japanese Inventory) is, or as result of such transfer would be, located outside the United States.

         (f) Before it takes any action contemplated by Section 5(b) or 5(c), such Lien Grantor will, at its expense, if requested by the Collateral Agent, cause to be delivered to the Collateral Agent an Opinion of Counsel, in form and substance satisfactory to the Collateral Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded or filed in order to perfect and protect the Security Interests in any Collateral affected by such action against all creditors of and purchasers from such Lien Grantor (except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose.

         (g) If any of its Collateral is at any time in the possession or control of a warehouseman, bailee or agent (other than in connection with a temporary relocation of such Collateral for a limited period of time such that the perfection of the security interests in such Collateral is not adversely affected thereby), such Lien Grantor will (i) notify such warehouseman, bailee or agent of the Security Interests, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions (which shall permit such Collateral to be removed by such Lien Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use its commercially reasonable efforts to cause such warehouseman, bailee or agent to Authenticate a Record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and (iv) make such Authenticated Record available to the Collateral Agent. Such Lien Grantor further agrees not allow any of its Collateral to be in the possession or control of any warehouseman, bailee or agent (x) other than any warehouseman, bailee or agent having control or possession of any such Collateral on the Effective Date, unless such Lien Grantor shall have actually caused such warehouseman, bailee or agent to Authenticate a Record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit or (y) otherwise than in the ordinary course of business.

         (h) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; PROVIDED that such Lien Grantor may do any of the foregoing unless
(i) doing so would violate a covenant in the Credit Agreement or (ii) an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease or other disposition (except a sale or disposition to another Lien Grantor or a lease) permitted by the foregoing PROVISO, the Security Interests in the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Agent or any other Secured Party. The Collateral Agent will, at the Company's expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to the Security Interests.

         (i) Such Lien Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence concerning such Lien Grantor's Collateral that the Collateral Agent may reasonably request from time to time to enable it to enforce the provisions of the Collateral Documents.

         (j) From time to time upon request by the Collateral Agent, such Lien Grantor will, at the Company's expense, cause to be delivered to the Secured Parties an Opinion of Counsel reasonably satisfactory to the Collateral Agent as to such matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request.

         (k) The Company will, from time to time, amend and supplement Schedule 3 hereto to include each obligation designated by it as an additional Secured Obligation pursuant to Section 2.16 of the Credit Agreement, by delivering to the Collateral Agent a supplemental schedule of additional Secured Obligations.

         (l) Such Lien Grantor will not acquire an interest in, open or maintain any Commodity Account or acquire an interest in or become a party to any Commodity Contract without first taking such action as may be reasonably required by the Collateral Agent in order to perfect the Collateral Agent's security interest therein.

         (m) Such Lien Grantor will not, without the consent of the Collateral Agent and without complying with Section 11(m), acquire any Additional Foreign Property.

         (n) The Company will provide the Collateral Agent, at such times and in such detail as it may reasonably request, information as to the location of the Collateral.

         SECTION 6. ACCOUNTS. Each Lien Grantor represents, warrants and covenants as follows:

         (a) Such Lien Grantor will use commercially reasonable efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under each of its Accounts (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and will apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances of such Accounts. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of business and consistent with such Lien Grantor's historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by such Lien Grantor or the Collateral Agent, shall be paid by such Lien Grantor.

         (b) If an Event of Default shall have occurred and be continuing, such Lien Grantor will, if requested to do so by the Collateral Agent, promptly notify (and such Lien Grantor hereby authorizes the Collateral Agent so to notify after giving notice to it of its intention to do so) each account debtor in respect of any of its Accounts that such Accounts have been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Collateral Agent or its designee.

         SECTION 7. INSTRUMENTS. Except as to actions to be taken by the Collateral Agent, each Lien Grantor represents, warrants and covenants as follows:

         (a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Collateral Agent as Collateral hereunder all Pledged Instruments then owned by such Lien Grantor. In addition, whenever such Lien Grantor acquires (A) any Pledged Instrument with a face amount greater than $5,000,000 after the Effective Date, such Lien Grantor will immediately deliver such Pledged Instrument to the Collateral Agent as Collateral hereunder and (B) any Pledged Instrument after the Effective Date such that the aggregate face amounts of all Pledged Instruments acquired after the Effective Date are greater than $10,000,000, such Lien Grantor will immediately deliver each Pledged Instrument acquired after the Effective Date whose face amount is greater than $250,000 to the Collateral Agent as Collateral hereunder.

         (b) Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent will, promptly upon request by the relevant Lien Grantor, make appropriate arrangements for making any Pledged Instrument available to it for purposes of presentation, collection or renewal.

         (c) All Pledged Instruments owned by such Lien Grantor, when delivered to the Collateral Agent, will be indorsed to the order of the Collateral Agent, or accompanied by duly executed instruments of assignment, all in form and substance reasonably satisfactory to the Collateral Agent.

         (d) Upon the delivery of any Pledged Instrument owned by such Lien Grantor to the Collateral Agent, the Security Interests in such Collateral will be perfected, subject to no prior Liens or rights of others.

         SECTION 8. COMMERCIAL TORT CLAIMS. (a The Company represents, warrants and covenants as follows:

                  (i) If any senior executive officer of the Company, including its general counsel (x) becomes aware at any time after the Effective Date that any Lien Grantor has acquired a Commercial Tort Claim and (y) reasonably and in good faith estimates that such Commercial Tort Claim has a recovery value in excess of $1,000,000, the Company shall notify the Administrative Agent thereof, describing such Commercial Tort Claim (a "NOTICED CLAIM") in reasonable detail. Upon receipt of such a notice, the Administrative Agent may request by notice to the relevant Lien Grantor that it take the actions specified in subsection (b) below.

                 (ii) As of the Effective Date, no such officer of the Company has knowledge of any Commercial Tort Claim held by any Lien Grantor which such officer reasonably believes to have a recovery value in excess of $1,000,000.

         (b) Each Lien Grantor further represents, warrants and covenants as follows:

                  (i) If at any time such Lien Grantor receives a notice specified in subsection (a)(i) above from the Administrative Agent, such Lien Grantor will promptly sign and deliver to the Collateral Agent a Security Agreement Supplement granting a security interest in the relevant Noticed Claim (which shall be described therein with the specificity required to satisfy Official Comment 5 to Revised UCC
         Section 9-108) to the Collateral Agent for the benefit of the Secured Parties.

                 (ii) On and after the applicable UCC Revision Date, upon the filing of a UCC financing statement in the jurisdiction under the laws of which the relevant Lien Grantor is organized, the Security Interests in each Noticed Claim described pursuant to subsection (b)(i) above will be perfected to the extent a Security Interest may be perfected by filing pursuant to the UCC, subject to no prior Liens or rights of others except Permitted Liens.

         SECTION 9. GOVERNMENT CONTRACTS. Except as to actions to be taken by the Collateral Agent, each Lien Grantor represents, warrants and covenants as follows:

         (a) In the case of an Original Lien Grantor, Exhibit H-1 hereto lists all Material Government Contracts to which such Lien Grantor is a party as of the Effective Date. On or before the Effective Date such Lien Grantor will execute and deliver to the Collateral Agent assignments and notices of assignment, substantially in the forms of Exhibits H-2 and H-3 hereto, with respect to each of such Material Government Contracts.

         (b) In the case of any other Lien Grantor, Exhibit H-1 to its first Security Agreement Supplement lists all Material Government Contracts to which such Lien Grantor is a party as of the date on which its signs and delivers such Security Agreement Supplement. On or before such date such Lien Grantor will execute and deliver to the Collateral Agent assignments and notices of assignment, substantially in the forms of Exhibits H-2 and H-3 hereto, with respect to each of such Material Government Contracts.

         (c) Each Lien Grantor will, from time to time, amend and supplement the relevant Exhibit H-1 to include each Material Government Contract entered into by it after the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), by delivering to the Collateral Agent a supplemental schedule of Material Government Contracts. Concurrently therewith, such Lien Grantor will execute and deliver to the Collateral Agent assignments and notices of assignment, substantially in the forms of Exhibits H-2 and H-3 hereto, with respect to each Material Government Contract listed on such supplemental schedule.

         (d) The Lien Grantors have the right not to comply with the foregoing provisions of this Section to the extent that (i) the aggregate annual gross revenues to be received by the Lien Grantors (as estimated in good faith by the Company based on reasonable assumptions) under all Material Government Contracts other than the Initial Government Contracts do not exceed $5,000,000 or (ii) the assignment of any Material Government Contract is prohibited by the terms thereof. However, if an Event of Default occurs and is continuing, the Collateral Agent may (and shall, if directed by the Administrative Agent to do so) terminate the foregoing right not to comply by virtue of clause (i), or reduce the amount thereof, by giving at least 5 Business Days' notice of such termination or reduction to the relevant Lien Grantors.

          (e) If an Event of Default shall have occurred and be continuing for at least 10 days (or if the maturity of the Loans shall have been accelerated pursuant to Section 6.01 of the Credit Agreement), then upon the request of the Administrative Agent and notice thereof to the Company, the Collateral Agent will, at the Company's expense, file, deliver and record with the Federal Government in accordance with the Assignment of Claims Act any or all assignment and/or notices of assignment executed and delivered to the Collateral Agent pursuant to subsection (a), (b) or (c) above.

          (f) When the Collateral Agent files any notice of assignment referred to in subsection (a), (b) or (c) above with the governmental authority or agency or other office described therein, the Security Interests will constitute a valid assignment of the Material Government Contract identified therein, to the extent that such validity is governed by the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. Section 15 (the "ASSIGNMENT OF CLAIMS ACT").

         SECTION 10. INTELLECTUAL PROPERTY. Each Lien Grantor covenants as follows:

         (a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all registered Intellectual Property then owned by it. Within 30 days after each June 30 and December 31 thereafter, it will sign and deliver to the Collateral Agent any Intellectual Property Security Agreement necessary to grant Security Interests in any registered Intellectual Property owned by it on such June 30 and December 31 that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly make all Intellectual Property Filings necessary to record the Security Interests in such Intellectual Property.

          (b) Such Lien Grantor will notify the Collateral Agent promptly if it knows that any application or registration relating to any material Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any adverse final determination or development (including, without limitation, the institution of, or any such final determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Lien Grantor's ownership of such material Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Lien Grantor's rights to any material Intellectual Property are infringed, misappropriated or diluted by a third party, such

Lien Grantor will notify the Collateral Agent within 30 days after it makes a positive determination in respect thereof and will, unless such Lien Grantor shall reasonably determine that any such action would not make commercial sense, promptly sue for infringement, misappropriation or dilution, or to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such material Intellectual Property including, without limitation, the initiation of licensing negotiations.

         Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited, the grant of Liens on Intellectual Property pursuant hereto and the Intellectual Property Security Agreements shall not preclude any Lien Grantor from entering into any Copyright License, Patent License or Trademark License or, subject to Section 5, from managing or maintaining its Intellectual Property in a manner that is in the ordinary course of such Lien Grantor's business and consistent with such Lien Grantor's historical practices.

         SECTION 11. INVESTMENT PROPERTY. Each Lien Grantor represents, warrants and covenants as follows:

         (a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other certificate representing a Pledged Certificated Security, such Lien Grantor will immediately deliver such certificate to the Collateral Agent as Collateral hereunder. The provisions of this subsection are subject to the limitation in Section 11(l) in the case of voting Equity Interests in a Foreign Subsidiary.

          (b) Within 30 days after the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and use commercially reasonable efforts to cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security (other than any Pledged Uncertificated Security held in a Controlled Securities Account) then owned by such Lien Grantor and deliver such Issuer Control Agreement to the Collateral Agent (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Pledged Uncertificated Security, such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Collateral Agent (which shall enter into the same). The provisions of this subsection are subject to (i) the limitation in Section 11(l) in the case of voting Equity Interests in a Foreign Subsidiary and (ii) Sections 11(d), 11(k) and 11(m).

          (c) Within 30 days after the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will, with respect to each Security Entitlement then owned by it with respect to Financial Assets held in a Securities Account (other than Security Entitlements with respect to any entity organized in a jurisdiction other than the United States), enter into (and use its commercially reasonable efforts to cause the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of such Security Entitlement and the Securities Account to which the underlying Financial Asset is credited and will deliver such Securities Account Control Agreement to the Collateral Agent (which shall enter into the same); PROVIDED that in the event such Securities Intermediary refuses to so enter into such a Securities Account Control Agreement, such Lien Grantor shall transfer such Securities Account to a different Securities Intermediary reasonably acceptable to the Collateral Agent and cause such Securities Intermediary to so enter into such a Securities Account Control Agreement. Thereafter, whenever such Lien Grantor acquires any other Security Entitlement (other than Security Entitlements with respect to any entity organized in a jurisdiction other than the United States, and other than with respect to Investment Property covered by other provisions of this Section), such Lien Grantor will, as promptly as practicable, cause the underlying Financial Asset to be credited to a Controlled Securities Account. The provisions of this subsection are subject to (i) the limitation in Section 11(l) in the case of voting Equity Interests in a Foreign Subsidiary and (ii) Sections 11(d), 11(k) and 11(m).

         (d) The Lien Grantors have the right not to comply with the foregoing provisions of this Section with respect to Pledged Investment Property (other than any Pledged Investment Property with respect to which the Lien Grantors have already complied with the foregoing provisions of this Section) having a fair market value that does not at any time exceed $1,000,000 in the aggregate for all Lien Grantors. However, if an Event of Default occurs and is continuing, the Collateral Agent may (and shall, if directed by the Administrative Agent to do so) terminate the foregoing right not to comply, or reduce the amount thereof, by giving at least 5 Business Days' notice of such termination or reduction to the relevant Lien Grantors.

          (e) Upon the delivery of the certificate representing any Pledged Certificated Security (other than in respect of any Security of an entity organized in a jurisdiction outside the United States) owned by such Lien Grantor to the Collateral Agent and compliance with Section 11(j) in connection with such delivery, (i) the Security Interests in such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others other than tax liens and judgment liens that are Permitted Liens, (ii) the Collateral Agent will have Control of such Pledged Certificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC
Section 8-303) thereof.

          (f) When such Lien Grantor, the Collateral Agent and the issuer of any Pledged Uncertificated Security (other than in respect of any Security of an entity organized in a jurisdiction outside the United States) owned by such Lien Grantor enter into an Issuer Control Agreement with respect thereto, (i) the Security Interests in such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others other than tax liens and judgment liens that are Permitted Liens, (ii) the Collateral Agent will have Control of such Pledged Uncertificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

          (g) If and when any Pledged Security (other than in respect of any Security of an entity organized in a jurisdiction outside the United States and whether certificated or uncertificated) owned by such Lien Grantor is transferred of record into the name of the Collateral Agent or its nominee pursuant to Section 13(a), (i) the Security Interests in such Pledged Security will be perfected, subject to no prior Liens or rights of others other than tax liens and judgment liens that are Permitted Liens, (ii) the Collateral Agent will have Control of such Pledged Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof. If and when any Pledged Security owned by such Lien Grantor is credited to its Investment Property Account pursuant to Section 13(a), Section 11(h) will apply to the resulting Security Entitlement.

          (h) So long as the Financial Asset underlying any Security Entitlement owned by such Lien Grantor is credited to a Controlled Securities Account or to its Investment Property Account (other than any Financial Asset in respect of an entity organized in a jurisdiction outside the United States), (i) the Security Interests in such Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary permitted by Section 4 of the applicable Securities Account Control Agreement and other than tax liens and judgment liens that are Permitted Liens),
(ii) the Collateral Agent will have Control of such Security Entitlement and
(iii) no action based on an adverse claim to such Security Entitlement or such Financial Asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Collateral Agent or any Secured Party.

          (i) In respect of all Security Entitlements owned by such Lien Grantor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary's jurisdiction (determined as provided in UCC Section 8-110(e)) will, except with the consent of the Collateral Agent, at all times be located in the United States.

         (j) All Pledged Certificates, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.

          (k) If the provisions of Section 13(a) are implemented, Sections 11(b) and 11(c) shall not thereafter apply to (i) any Pledged Security that is registered in the name of the Collateral Agent or its nominee or (ii) any Security Entitlement in respect of which the Collateral Agent or its nominee is the Entitlement Holder.

          (l) A Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any voting Equity Interest in a Foreign Subsidiary if and to the extent (but only to the extent) that such voting Equity Interest is excluded from the Security Interests at such time pursuant to clause (iii) of the proviso at the end of Section 2(a) and/or the comparable provisions of one or more Security Agreement Supplements.

          (m) If and so long as the Collateral includes any Equity Interest in a Material Foreign Subsidiary or any Additional Foreign Property, the relevant Lien Grantor will, as promptly as is reasonably commercially practicable, take all such action as may be required under the laws of the relevant foreign jurisdiction to ensure that the Security Interests in such Collateral rank prior to all Liens and rights of others therein other than Liens arising by operation of law. If and so long as such Collateral includes (i) any Pledged Uncertificated Security issued by such a foreign legal entity, the relevant Lien Grantor will comply with this subsection, and will not be required to comply with Section 11(b), with respect thereto and (ii) any Securities Account held outside the United States, the relevant Lien Grantor will comply with this subsection, and will not be required to comply with Section 11(c), with respect thereto.

         SECTION 12. OTHER COLLATERAL ACCOUNTS. (a) Within 45 days after the Effective Date, and at all times thereafter until the termination of the Security Interests pursuant to Section 26(a), the Company will cause each property and casualty insurance policy applicable to the Collateral to name the Collateral Agent as the loss payee thereunder to the extent that the Collateral Agent is not already named as a loss payee thereunder pursuant to Section 5.03(c) of the Credit Agreement.

          (b) Promptly after the Collateral Agent receives (x) proceeds under an insurance policy as to which it is named as loss payee pursuant to subsection
(a) above or Section 5.03 of the Credit Agreement with respect to property of any Lien Grantor or (y) any Casualty Proceeds (as defined in the relevant mortgage) that are to be deposited into such an account in accordance with and as specified in such mortgage, the Collateral Agent will establish an account (such Lien Grantor's "CASUALTY PROCEEDS ACCOUNT") with the Administrative Agent, in the name and under the exclusive control of the Collateral Agent, into which all proceeds received by the Collateral Agent under such policies with respect to property of such Lien Grantor and all such Casualty Proceeds shall be deposited from time to time; PROVIDED that if the proceeds with respect to any casualty are less than $500,000, the relevant Lien Grantor may retain such proceeds for application to the restoration, repair, replacement or rebuilding of the relevant asset.

          (c) So long as no Event of Default shall have occurred and be continuing, proceeds shall be released from a Casualty Proceeds Account and distributed by the Collateral Agent to the relevant Lien Grantor at such times and in such amounts as such Lien Grantor shall request for the stated purpose of restoring, repairing, replacing or rebuilding the asset in respect of which such proceeds were received. Any such request shall be accompanied by a certificate of a Financial Officer describing in detail the restoration, repair, replacement or rebuilding for which such funds have been or will be expended and the date (which shall not be later than 10 days after the date of such certificate) by which such Lien Grantor was, is or expects to be obligated to make such payment; PROVIDED that no such certificate will be required if the aggregate proceeds requested for the restoration, repair, replacement or rebuilding of the relevant asset is less than $500,000 with respect to any Casualty Event.

          (d) Promptly after the Collateral Agent (x) determines that any cash proceeds of any Lien Grantor's Collateral are to be realized upon any exercise of remedies pursuant to any Collateral Document or (y) receives any Casualty Proceeds (as defined in the relevant mortgage) that are to be deposited into such an account in accordance with and as specified in such mortgage, the Collateral Agent will establish an account with respect to such Lien Grantor (such Lien Grantor's "CASH PROCEEDS ACCOUNT") with the Administrative Agent, in the name and under the exclusive control of the Collateral Agent, into which (i) all such cash proceeds of such Lien Grantor's Collateral (ii) and all such Casualty Proceeds shall be deposited from time to time (unless required to be deposited in another Collateral Account).

          (e) So long as no Event of Default shall have occurred and be continuing, amounts deposited in a Cash Proceeds Account pursuant to Section 12(d)(ii) will be distributed by the Collateral Agent to the relevant Lien Grantor at such times and in such amounts as such Lien Grantor shall request for the stated purpose of reinvesting such amounts in other Collateral, and arrangements satisfactory to the Administrative Agent shall be entered into in order to so reinvest such amounts.

          (f) If directed to do so by the Administrative Agent at any time when an Event of Default of the type specified in Section 6.01(a) of the Credit Agreement has occurred and is continuing and the Loans have been accelerated as provided in accordance with Section 6.01 of the Credit Agreement, the Collateral Agent (acting in respect thereof as a Securities Intermediary) will establish, at an office located in the United States, a Securities Account with respect to each Lien Grantor (such Lien Grantor's "INVESTMENT PROPERTY ACCOUNT"), in the name and under the exclusive control of the Collateral Agent, to which there shall be credited from time to time (i) all Securities that are to be credited thereto pursuant to Section 13(a) or any other provision of any Collateral Document, (ii) any other Financial Assets that underlie Security Entitlements included in such Lien Grantor's Collateral and (iii) the cash proceeds thereof. Any income received by the Collateral Agent with respect to any Securities or other Financial Assets credited to, or any cash balance from time to time standing to the credit of, any Investment Property Account shall remain, or be deposited, in such Investment Property Account; PROVIDED that (i) such cash may be invested and reinvested from time to time in such Financial Assets or types of Financial Assets as the Administrative Agent, at the request of the relevant Lien Grantor, shall approve, (ii) the relevant Lien Grantor and the Collateral Agent (acting as a Securities Intermediary in respect of the relevant account) have theretofore entered into a Securities Account Control Agreement with respect to the relevant account and delivered it to the Collateral Agent (which shall enter into the same) and (iii) if and to the extent directed to do so by the Administrative Agent, the Collateral Agent shall pay over to the relevant Lien Grantor any cash held in such Investment Property Account. The Collateral Agent and each Lien Grantor agree that (i) such Lien Grantor's Investment Property Account will be a Securities Account, (ii) the Collateral Agent will be the Entitlement Holder with respect to such Investment Property Account, and
(iii) all property (whether Investment Property, financial asset, security, instrument, cash or other property) credited to such account will be treated as Financial Assets.

          (g) Amounts on deposit in any Collateral Account (except a Controlled Securities Account or an Investment Property Account) shall, until withdrawn or distributed pursuant to this Section 12, be invested and re-invested in such Liquid

Investments as the relevant Lien Grantor shall determine from time to time; PROVIDED that (i) the relevant Lien Grantor and the Collateral Agent (acting as a Securities Intermediary in respect of the relevant account) have theretofore entered into a Securities Account Control Agreement with respect to the relevant account and delivered it to the Collateral Agent (which shall enter into the same) and (ii) if an Event of Default shall have occurred and be continuing, the Collateral Agent (to the extent directed to do so by the Administrative Agent) shall select such Liquid Investments. If an Event of Default shall have occurred and be continuing, any income received with respect to the balance from time to time standing to the credit of any such Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in such Collateral Account.

          (h) If an Event of Default shall have occurred and be continuing, any amounts held in the Collateral Accounts will, if and when requested by the Administrative Agent, be withdrawn by the Collateral Agent and applied as provided in Section 20.

          (i) If immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant to this Section 12, the Collateral Agent will cause to be liquidated, as promptly as practicable, such property held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision of this Section 12, such distribution or withdrawal shall not be made until such liquidation has taken place.

         SECTION 13. TRANSFER OF RECORD OWNERSHIP; NOTICES AND CASH DISTRIBUTIONS TO LIEN GRANTORS. (a) If directed to do so by the Administrative Agent at any time when an Event of Default shall have occurred and be continuing, the Collateral Agent (and the relevant Lien Grantor, to the extent that action by it is required) will:

                  (i) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be (x) transferred of record into the name of the Collateral Agent or its nominee or (y) credited to the relevant Lien Grantor's Investment Property Account; and

                 (ii) cause the Financial Asset underlying each Pledged Security Entitlement to be credited to the relevant Lien Grantor's Investment Property Account;

The foregoing actions shall be taken (x) with respect to all Pledged Securities and Pledged Security Entitlements included in the Collateral when the Collateral Agent receives such direction, as promptly as practicable after it receives such direction, and (y) with respect to each Pledged Security or Pledged Security Entitlement acquired by a Lien Grantor after the Collateral Agent receives such direction, as promptly as practicable after such Lien Grantor acquires such new Collateral. Promptly upon receiving any such direction, and in any event before taking any action under this Section 13(a) the Collateral Agent will notify each relevant Lien Grantor thereof, and from time to time thereafter such Lien Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this subsection.

          (b) Each Lien Grantor will promptly give to the Collateral Agent copies of any material notices and other communications received by it with respect to (i) Pledged Securities registered in the name of such Lien Grantor or
(ii) Pledged Security Entitlements as to which such Lien Grantor is the Entitlement Holder. The Collateral Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Collateral Agent with respect to (i) Pledged Securities registered in the name of the Collateral Agent or its nominee or (ii) Pledged Security Entitlements as to which the Collateral Agent or its nominee is the Entitlement Holder.

          (c) So long as no Event of Default shall have occurred and be continuing and as to which the Administrative Agent has advised the Collateral Agent to stop making the following payments, the Collateral Agent will pay over to the relevant Lien Grantor all Cash Distributions received by the Collateral Agent upon or with respect to (i) any Pledged Securities held of record in the name of the Collateral Agent or its nominee or (ii) any Pledged Security Entitlements as to which the Collateral Agent or its nominee is the Entitlement Holder.

         SECTION 14. RIGHT TO VOTE SECURITIES. (a) Unless an Event of Default shall have occurred and be continuing and until receipt of notice from the Collateral Agent, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Collateral Agent will, upon receiving a written request from such Lien Grantor, deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Collateral Agent or its nominee or any such Pledged Security Entitlement as to which the Collateral Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent. Unless directed to do so by the Administrative Agent at a time when an Event of Default shall have occurred and be continuing and unless it shall have given notice to the relevant Lien Grantor, the Collateral Agent will have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC

Interest is entitled to take with respect thereto, except the right to receive and retain payments and other distributions to the extent provided in Section
15. For the avoidance of doubt, until an Event of Default shall have occurred and be continuing, the Collateral Agent agrees (i) with respect to each Issuer Control Agreement, not to issue any "instruction" (as defined in Section 8-102 of the UCC) to the Issuer (as defined in such Issuer Control Agreement) and (ii) with respect to each Securities Control Agreement, no to issue any "entitlement order" (as defined in Section 8-102 of the UCC) to the Securities Intermediary (as defined in such Securities Control Agreement).

          (b) If an Event of Default shall have occurred and be continuing, following notice to the relevant Lien Grantor the Collateral Agent will have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right.

         SECTION 15. RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL. Subject to
Section 24, the Collateral Agent will have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to Pledged Investment Property and other Pledged Equity Interests (if any), and each Lien Grantor will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right; PROVIDED that unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the relevant Lien Grantor (a "NOTICED EVENT OF DEFAULT"), this sentence will not apply to Cash Distributions. All such dividends, interest and other payments and distributions that are received by any Lien Grantor (except Cash Distributions received when no Noticed Event of Default shall have occurred and be continuing) will be received in trust for the benefit of the Secured Parties and will be segregated from other assets of such Lien Grantor and will, promptly upon such Lien Grantor's receipt thereof, be delivered or paid over to the Collateral Agent in the same form as received (with any necessary indorsements or executed assignments in blank), together with a statement identifying the source of such Collateral and stating that it is being delivered to the Collateral Agent to be held as Collateral under this Agreement.

         SECTION 16. GENERAL AUTHORITY. Each Lien Grantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while a Noticed Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

                  (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

                  (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that, except in the case of sales of Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. The Collateral Agent and each Lien Grantor agree that such notice constitutes "reasonable notification" within the meaning of Current UCC
Section 9-504(3). If any such notice is given after the UCC Revision Date, it shall (i) contain the information specified in Revised UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to Revised UCC Section 9-611(c); PROVIDED that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

         SECTION 17. REMEDIES UPON EVENT OF DEFAULT. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise (or cause its agents or co-agents, if any, to exercise) any or all of the remedies available to it (or to such agents or co-agents) under the Collateral Documents.

          (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in Section 20 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent shall deem satisfactory. Any Secured Party may be the purchaser of Collateral so sold or otherwise disposed of at any public disposition (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private disposition). The Collateral Agent is authorized, in connection with any such disposition, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any securities included in the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such securities, (ii) to cause to be placed on any security included in the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provisions of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale or other disposition as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law. Each Lien Grantor agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale or other disposition may be made in compliance with law. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Lien Grantor that may be waived, and each Lien Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that it has or may have under any law now existing or hereafter adopted. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 16. The Collateral Agent shall not be obligated to make any such disposition pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the same may be so adjourned.

          (c) For the purpose of enforcing any and all rights and remedies under this Agreement, the Collateral Agent may (i) require each Lien Grantor to, and each Lien Grantor agrees that it will, at its expense and upon the reasonable request of the Collateral Agent, forthwith assemble all or any part of its Collateral as directed by the Collateral Agent and make it available at a place designated by the

Collateral Agent which is, in the Collateral Agent's opinion, reasonably convenient to the Collateral Agent and such Lien Grantor, whether at the premises of such Lien Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to the Collateral Agent seize and remove such Collateral from such premises, (iii) have access to and use each Lien Grantor's books and records relating to its Collateral and (iv) prior to the disposition of any Lien Grantor's Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Lien Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by such Lien Grantor. The Collateral Agent may also render any or all of such Collateral unusable at such Lien Grantor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

          (d) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, then, after giving notice to the relevant Lien Grantor:

                  (i) the Collateral Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Intellectual Property included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole reasonable discretion determine; PROVIDED that such licenses or sublicenses do not conflict with any existing license of which the Collateral Agent shall have received a copy;

                 (ii) the Collateral Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Intellectual Property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Collateral Agent and each other Secured Party from liability for, and agrees to hold the Collateral Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Agent's or such Secured Party's gross negligence or willful misconduct; and

                (iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on the rights or powers of the Collateral Agent), each Lien Grantor will execute and deliver to the Collateral Agent a power of attorney, in form and substance reasonably satisfactory to the Collateral Agent, for the implementation of any sale, lease, license or other disposition of any Intellectual Property owned by such Lien Grantor or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Collateral Agent its know-how and expertise relating to the relevant Intellectual Property or the products or services made or rendered in connection with such Intellectual Property, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services.

         SECTION 18. FEES AND EXPENSES; INDEMNIFICATION. (a) The Company will forthwith upon demand pay to the Collateral Agent:

                  (i) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon;

                 (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and of any other experts, that the Collateral Agent may incur in connection with (x) the administration or enforcement of the Collateral Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Security Interest, and all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping any Collateral, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Agent of any of its rights or powers under the Collateral Documents;

                (iii) the amount of any fees that the Company shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and

                 (iv) the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts, agents or co-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Collateral Documents, except to the extent that such loss, liability or expense arises from the Collateral Agent's gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Sections 19 and 21).

Any such amount not paid to the Collateral Agent on demand will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

          (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Collateral Documents, the Company will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.

         SECTION 19. LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of any act or omission of any agent or bailee selected by the Collateral Agent in good faith or by reason of any act or omission by the Collateral Agent pursuant to instructions from the Administrative Agent (including, without limitation, any voting instruction pursuant to Section 14), except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

         SECTION 20. APPLICATION OF PROCEEDS. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may apply (i) the proceeds of any sale or other disposition of all or any part of the Collateral and (ii) any cash held in the Collateral Accounts, in the following order of priorities:

                FIRST, to pay the expenses of such sale or other realization, including reasonable compensation to agents of and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Collateral Documents, and any other amounts then due and payable to the Collateral Agent pursuant to Section 18 hereof and Section 9.03 of the Credit Agreement;

               SECOND, to pay the unpaid principal of the Secured Obligations ratably (or provide for the payment thereof pursuant to Section 20(b)), until payment in full of the principal of all Secured Obligations shall have been made (or so provided for);

                THIRD, to pay ratably (i) all interest (including Post-Petition Interest) on the Secured Obligations and (ii) all commitment fees and facility fees payable under the Credit Agreement, until payment in full of all such interest and fees shall have been made;

               FOURTH, to pay all other Secured Obligations ratably (or provide for the payment thereof pursuant to Section 20(b)), until payment in full of all such other Secured Obligations shall have been made (or so provided for); and

              FINALLY, to pay to the relevant Lien Grantor or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

PROVIDED that Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses FIRST, SECOND, THIRD and FOURTH only to the extent that the Secured Obligations referred to therein are guaranteed by such Subsidiary Guarantor (subject to the limitation in Section 8 of its Subsidiary Guaranty Agreement). The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

          (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 20(b), be payable pursuant to Section 20(a) in respect of a Contingent Secured Obligation, the Collateral Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least 5 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (E.G., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Domestic Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments at the direction of the relevant Lien Grantor; PROVIDED that, if directed to do so by the Administrative Agent, the Collateral Agent will select such Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder and will be subject to the relevant Security Interests, but will be subject to distribution in accordance with this
Section 20(b) rather than Section 20(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until such time as all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; PROVIDED that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 20(a) (I.E., clause SECOND or FOURTH) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 20(a). If (i) the holder of such Contingent Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Secured Obligation and
(ii) the Collateral Agent still holds any amount held in trust pursuant to this
Section 20(b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in
Section 20(a).

          (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to
Section 21(f). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by the Secured Parties of any amount distributed to them.

         SECTION 21. CONCERNING THE COLLATERAL AGENT. (a) The Collateral Agent is authorized to take all such action as is provided or permitted to be taken by it as Collateral Agent under the Collateral Documents and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral), the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Administrative Agent or, in the absence of such instructions, in accordance with its discretion (subject to the following provisions of this Section).

          (b) The Collateral Agent will not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under the Collateral Documents. The Collateral Agent will have no duty to ascertain or inquire as to the performance or observance of any of the terms of the Financing Documents or any other agreement relating to the Secured Obligations and may rely conclusively on advice from the Administrative Agent as to whether an Event of Default has occurred and is continuing at any time.

          (c) The obligations of the Collateral Agent under the Collateral Documents are only those expressly set forth therein. In any case in which the Collateral Agent is authorized to exercise any power or discretion, the Collateral Agent may refrain from such exercise unless directed in writing by the Administrative Agent to act in the manner specified in such direction.

          (d)   The Collateral Agent may:

                  (i) consult with legal counsel (who may be counsel for any of the Polaroid Obligors) and

                 (ii) to the extent that the Collateral Agent in good faith deems it appropriate in connection with its duties hereunder to do so, consult with independent public accountants and other experts selected by it in connection with any matter arising under the Collateral Documents, and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or other experts.

          (e) Neither the Collateral Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with any Collateral Document (i) with the consent or at the request of the Administrative Agent or the Required Lenders (or the Super-Majority Lenders when their consent is required) or (ii) in the absence of its own gross negligence or willful misconduct. However, nothing in this subsection shall affect any rights that any Lien Grantor may have against the Administrative Agent, the Required Lenders or the Super-Majority Lenders for giving any consent, request, notice or instruction. Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in, or in connection with, any Collateral Document, (ii) the performance or observance of any of the covenants or agreements of any Lien Grantor or (iii) the validity, effectiveness or genuineness of any Collateral Document or any other instrument or writing furnished in connection therewith. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile or similar writing) believed by it to be genuine and to be signed by the proper party or parties.

          (f) For all purposes of the Collateral Documents, including without limitation determining from time to time the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any action has been taken by the Required Lenders or any other Secured Party or Secured Parties entitled to take the same under any provision of the Collateral Documents, the Collateral Agent will be entitled to rely on information from the following sources (and may refrain from taking any action until two Domestic Business Days after it receives all such information required to enable it to take such action):

                  (i) the Administrative Agent for information as to the parties to the Credit Agreement and their respective Secured Obligations outstanding under the Credit Agreement (including whether any action has been taken or any consent has been given by the Required Lenders or the Super-Majority Lenders);

                 (ii) any Secured Party for information as to itself and its Secured Obligations (or any trustee, agent or similar representative designated pursuant to Section 2.16 of the Credit Agreement to supply such information), to the extent that the Collateral Agent has not received such information from the Administrative Agent; and

                (iii) any Lien Grantor for information as to any Secured Party and its Secured Obligations, to the extent that the Collateral Agent has not received such information from the sources referred to in clauses (i) and (ii) of this subsection.

          (g) The Collateral Agent will have no liability to any Lien Grantor or any Secured Party for actions taken in reliance on such information, except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

          (h) The Collateral Agent may resign at any time (effective upon acceptance by a successor Collateral Agent of its appointment hereunder) by giving written notice thereof to the Administrative Agent, each of the Secured Parties Requesting Notice and the Company. Upon any such resignation and subject to the consent of the Company (which shall not be unreasonably withheld or delayed), the Required Lenders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Collateral Agent gives notice of resignation, the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which shall be a commercial bank organized or licensed under the laws of the United States or any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent resigns as Collateral Agent, the provisions of this Section and Sections 18 and 19 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent.

          (i) Within two Domestic Business Days after it receives or sends any notice referred to in this subsection, the Collateral Agent shall send to the Administrative Agent and each of the Secured Parties Requesting Notice, copies of any certificate designating additional obligations as Secured Obligations received by the Collateral Agent pursuant to Section 2.16 of the Credit Agreement and any other notice given by the Collateral Agent to any Lien Grantor, or received by it from any Lien Grantor, pursuant to Section 16, 17, 20 or 24.

          (j) The Collateral Agent may refuse to act on any notice, consent, direction or instruction from the Administrative Agent or any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Agent's opinion, is contrary to law or the provisions of any Collateral Document, is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction or may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave, or instructed the Administrative Agent to give, such notice, consent, direction or instruction).

         SECTION 22. APPOINTMENT OF CO-AGENTS. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such powers and authority as may be necessary for the effectual operation of the provisions of any Collateral Document and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of each such co-agent or separate agent similar to the provisions of Sections 19 and 21).

         SECTION 23. PRESERVATION OF COLLATERAL; RECOVERY OF EXPENSES. If any Lien Grantor fails to comply with the provisions of any Financing Document and, as a result, the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or reasonably likely to be diminished or put at risk, the Collateral Agent may, but shall not be required to, effect such compliance on behalf of such Lien Grantor, and the Company shall reimburse the Collateral Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales and use taxes imposed by any state, federal or other local authority in respect of any Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Administrative Agent from time to time, or in respect of the sale or other disposition thereof shall be paid by the Company; and if the Company fails to pay any portion thereof promptly when due, the Collateral Agent or any Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Collateral Agent or such Secured Party therefor on demand. All sums so paid or incurred by the Collateral Agent or any Secured Party for any of the foregoing and any and all other sums for which the Company shall become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent or any Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under any Collateral Document shall, together with interest thereon for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day, be additional Secured Obligations hereunder.

         SECTION 24. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.
(a) When the Collateral Agent shall have received instructions to release any Collateral from the Security Interests pursuant to Section 2.17 of the Credit Agreement, the Security Interests in such Collateral shall terminate and all rights to each item of such Collateral shall revert to the Lien Grantor that owns such item of Collateral; PROVIDED that upon any sale of assets of such Lien Grantor permitted under the Credit Agreement, (x) to the extent such assets constitute Existing Collateral, arrangements satisfactory to the Administrative Agent shall be entered into in order to transfer to the Administrative Agent a portion of such cash proceeds sufficient to make the prepayment of Loans, if any, as required by Section 2.17(b) of the Credit Agreement and (y) to the extent such assets constitute Additional Collateral, the Collateral Agent will establish an account with the Administrative Agent, in the name and under the exclusive control of the Collateral Agent, into which all cash proceeds of the sale of Additional Collateral shall be deposited from time to time.

          (b) When (i) all the Commitments shall have expired or been terminated, (ii) all Hedging Agreements shall have expired or been terminated,
(iii) all


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

outstanding Secured Obligations shall have been paid in full and (iv) if any material portion of such Secured Obligations shall have been refinanced on a secured basis, all Contingent Secured Obligations shall have expired or been terminated, the Security Interests shall terminate and all rights to each item of Collateral shall revert to the Lien Grantor that owns such item of Collateral.

          (c) Upon (i) any termination of Security Interests or release of Collateral in accordance with the foregoing provisions of this Section or (ii) any sale of all the capital stock, or all or substantially all the assets, of a Lien Grantor in a transaction permitted by the Credit Agreement, the Collateral Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of the relevant Security Interests or the release of the relevant Collateral, as the case may be, and, in the case of clause (ii) above, such Lien Grantor shall cease to be a Lien Grantor hereunder.

         SECTION 25. ADDITIONAL LIEN GRANTORS. Any Subsidiary which becomes a Subsidiary Guarantor after the date hereof may become a party hereto by signing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a "Lien Grantor" and a party hereto.

         SECTION 26. NOTICES. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

         (a) in the case of the Company, to it at its address or facsimile number set forth in the Credit Agreement;

         (b) in the case of any Subsidiary Guarantor, to it at its address or facsimile number set forth in its Subsidiary Guaranty Agreement;

         (c) in the case of the Collateral Agent, to it at:


J.P.
Morgan Services Inc.
500 Stanton Christiana Road

Newark, Delaware 19713-2107
Attention: Mark Connor
Facsimile: (302) 634-4300

          (d) in the case of any Lender, to the Administrative Agent to be forwarded to such Lender at its address or facsimile number specified in or pursuant to Section 9.01 of the Credit Agreement; or

          (e) in the case of any Secured Party Requesting Notice, to it at such address or facsimile number as such party may hereafter specify for the purpose by notice to the Collateral Agent.

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the Collateral Agent and the Lien Grantors in the manner specified above.

         SECTION 27. WAIVERS, REMEDIES NOT EXCLUSIVE. No failure on the part of the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Collateral Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under any Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Financing Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

         SECTION 28. SUCCESSORS AND ASSIGNS. This Agreement is for the benefit of the Collateral Agent and the Secured Parties and their respective successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights of the holder thereof under the Collateral Documents, to the extent applicable to the Debt so assigned, shall be transferred with such Debt. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns; PROVIDED that no Lien Grantor may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Super-Majority Lenders.

         SECTION 29. CHANGES IN WRITING. Any provision of this Agreement may be amended, supplemented, modified or waived if (but only if) such amendment, supplement, modification or waiver is in writing and is signed by each Lien

Grantor and the Collateral Agent (with the written consent of the Required Lenders); PROVIDED that (i) the written consent of all the Lenders will be required to modify Section 20 or this Section 29 and (ii) the written consent of the Super-Majority Lenders will be required to modify Section 24 or the definition of "Secured Obligations".

         SECTION 30. CHOICE OF LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

         SECTION 31. SEVERABILITY. If any provision of any Collateral Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions of the Collateral Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible; and the invalidity or unenforceability of any provision thereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 POLAROID CORPORATION

                                 By: /s/ CARL L. LUEDERS
                                     -----------------------------------------
                                     Name:  Carl L. Lueders
                                     Title: Vice President, Acting Chief
                                            Financial Officer

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as Collateral Agent

                                 By: /s/ JOSEPH F. MURPHY
                                     -----------------------------------------
                                     Name:  Joseph F. Murphy
                                     Title: Vice President


                                 SUBSIDIARY GUARANTORS

                                 INNER CITY, INC.

                                 By: /s/ CARL L. LUEDERS
                                     -----------------------------------------
                                     Name:  Carl L. Lueders
                                     Title: Director


                                 POLAROID ASIA PACIFIC LIMITED

                                 By: /s/ CARL L. LUEDERS
                                     -----------------------------------------
                                     Name:  Carl L. Lueders
                                     Title: Director


                                 POLAROID LATIN AMERICA
                                   CORPORATION

                                 By: /s/ CARL L. LUEDERS
                                     -----------------------------------------
                                     Name:  Carl L. Lueders
                                     Title: Director

                                  POLAROID DIGITAL SOLUTIONS, INC.

                                 By: /s/ CARL L. LUEDERS
                                     -----------------------------------------
                                     Name:  Carl L. Lueders
                                     Title: Director

                                  POLAROID EYEWEAR, INC.

                                 By: /s/ CARL L. LUEDERS
                                     -----------------------------------------
                                     Name:  Carl L. Lueders
                                     Title: Director


                                 POLAROID ID SYSTEMS, INC.

                                 By: /s/ CARL L. LUEDERS
                                     -----------------------------------------
                                     Name:  Carl L. Lueders
                                     Title: Director


                                 POLAROID MALAYSIA LIMITED

                                 By: /s/ CARL L. LUEDERS
                                     -----------------------------------------
                                     Name:  Carl L. Lueders
                                     Title: Director


                                 PRD CAPITAL INC.

                                 By: /s/ CARL L. LUEDERS
                                     -----------------------------------------
                                     Name:  Carl L. Lueders
                                     Title: Director